WELLS S&P REIT INDEX FUND
                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JUNE 19, 2003


     This document supplements, and should be read in conjunction with, the prospectus of Wells S&P REIT Index Fund,. dated May 1, 2003. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.

     The purpose of this supplement is to describe a notice received from the NASD of its determination to institute an enforcement action against Wells Investment Securities, Inc. (Wells Investment Securities), our Underwriter, and Leo F. Wells, III, President, Wells Investment Securities, for alleged NASD Rule violations relating to the educational and due diligence conferences sponsored by Wells Investment Securities in 2001 and 2002.

     On June 6, 2003, the enforcement division of NASD, Inc. (NASD) informed Wells Investment Securities, our Underwriter, and Leo F. Wells, III, President of Wells Investment Securities, that the NASD has made a determination to institute disciplinary proceedings against both Wells Investment Securities and Mr. Wells, as registered principal of Wells Investment Securities, for alleged violations of various NASD Conduct Rules entirely related to providing non-cash compensation of more than $100 to associated persons of NASD member firms in connection with their attendance at the annual educational and due diligence conferences sponsored by Wells Investment Securities in 2001 and 2002.

     While the NASD has not yet instituted a formal action against Wells Investment Securities or Mr. Wells and, in its notice, only cited alleged rule violations in general terms, Wells Investment Securities and Mr. Wells are in the process of ascertaining the specific factual details forming the basis for these allegations. Based upon what we know at this time, however, we believe that the alleged rule violations relate primarily to (1) the failure to obtain full reimbursement from some of the registered representatives for travel expenses of guests and the cost of golf in connection with attendance at our 2001 educational conference, and (2) the payment for meals of guests of attendees at our 2001 and 2002 educational conferences. We are unable to predict at this time, however, the potential outcome of any such enforcement action against Wells Investment Securities and Mr. Wells or the potential effect such an enforcement action may have on the Fund's distribution activities.